Exhibit 10.15

i.l TEXAS REALTORS. COMMERCIAL LEASE AMENDMENT USE OF THIS FORM BY PER SONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED. ffl"oxas Association of REALTORSfl>, Inc. 2010 AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 13906 W IH 20 E, Odessa, TX 79765 Effective on - - -=--Ju=n '-'-' e :;.......:.. 1,i....;; 2 ;;;..: 0 = 2 :...::. 0 __ , Landlord and Tenant amend the above-referenced lease as follows: D A. Leased Premises: The suite or unit number identified in Paragraph 2A(1) is: D (1) changed to ____ _ D (2) contains approximately ________ _ _ _ square feet. ~ 8. Ifilm: Ix] (1) The length of the term stated in Paragraph 3A is changed to 61 months and 15 days. D (2) The Commencement Date stated in Paragraph 3A is changed to __________ _ Ix] (3) The Expiration Date stated in Paragraph 3A is changed to ____ O _ct _ o_ b_ er _1 _5 ~,_ 2_ 02 _4 ___ _ ~ C. Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to: $ 7,833.55 from ___ 06 _/_ 01 _ /2 _0 _ 2_ 0 __ to ---=- 09 =/= 30 = /2 =0 = 2 c.:;._ 0 __ $ _________ from to ________ _ $ ~m ~ - - - - - - - - - $ ~m ~ - -- - - - - - - $ ~m ~ - ---- - - -- D D. Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $ _ ______ _ _ D E. Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 1 SC will be maintained by the party designated below: Para. No. Description Responsible Party ~ NIA~ Landlord ~ Tenant NIA Landlord Tenant N/A Landlord Tenant N/A Landlord Tenant D F. Parking: D (1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Parking Addendum is changed ____ ___ to vehicles. D (2) Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Parking Addendum is changed to ______ _ vehicles. (TXR-2114) 1-26-10 Initialed for Identification by Landlord: ~;l/ , __ , and Tenant: __ , _ _ Page 1 of 2 NRG Really Group, LLC, 6191 Hiahway 161, Sultc430 Irving TX 7503K Phone: (214)534-7976 Fax: Flex Lcasln" Justin Do>dd Produced with zipForm® by ziplogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www zlplgglx com

Amendment to Commercial Lease concerning 13906 W IH 20 E, Odessa, TX 79765

☐ (3) Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Parking Addendum is changed to ____.

☐ (4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Parking Addendum is changed to $ ______________________.

☐ G. Other: Paragraph(s) ______________ are changed to read *(cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):*

Landlord: West Epley LLC	**Tenant:** Flex Leasing Power and Service, LLC
By:	By:
By (signature):	By (signature):
Printed Name:	Printed Name: Darin Romine
Title: Date:	Title: SVP Date: 5/29/20
By:	By:
By (signature):	By (signature):
Printed Name:	Printed Name:
Title: Date:	Title: Date:

(TXR-2114) 1-26-10 Page 2 of 2

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